UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Lodging Fund REIT III, Inc. (the “Company”) previously filed a Current Report on Form 8-K, dated February 4, 2021 with the Securities and Exchange Commission (the “SEC”) on February 10, 2021, disclosing the acquisition of a Courtyard by Marriott hotel property located in Aurora, Colorado which occurred on February 4, 2021 (the “Courtyard by Marriott Aurora”).  The Company previously filed an Amendment to the Current Report on Form 8-K (the “Subsequent 8-K”) on April 22, 2021 to provide the required financial statements under Rule 8-04 of Regulation S-X with respect to the Courtyard by Marriott Aurora.  The Subsequent 8-K also amended the original Form 8-K to provide the required pro forma financial information reflecting the impact of the Courtyard by Marriott Aurora acquisition on the Company.  Specifically, the Subsequent 8-K included Exhibit 99.2. This Amendment No. 2 to the Current Report on Form 8-K is only being filed to correct errors in several line items in the pro forma combined consolidated balance sheet and pro forma combined consolidated statement of operations, which line items were inadvertently miscalculated based on erroneous source data.  No other amendments or changes to the Subsequent 8-K have been made.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of business acquired.
●	Audited balance sheet as of December 31, 2020, statement of operations, statement of changes in equity, and statement of cash flows for the year then ended, for the Courtyard by Marriott Aurora.
(b)	Pro Forma Financial Information.
●	The unaudited pro forma combined consolidated balance sheet as of December 31, 2020.
●	The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2020.

(d) Exhibits.

Ex.	Description
99.1

LN Hospitality Denver LLC (Courtyard by Marriott Aurora) Audited Financial Statements as of, and for the year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K/A filed April 22, 2021)

99.2 *	Unaudited Pro Forma Financial Information

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: May 28, 2021	BY:	/s/ Corey R. Maple
Corey R. Maple
Chairman of the Board, Chief Executive Officer and
Secretary